AMERICAN CENTURY WORLD MUTUAL
FUNDS, INC.

ARTICLES OF AMENDMENT

	AMERICAN CENTURY WORLD
MUTUAL FUNDS, INC., a Maryland corporation whose principal Maryland office is located in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

	FIRST: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

	SECOND: Pursuant to authority expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the Articles of Incorporation of the Corporation ("Articles of Incorporation"), the Board of Directors of the Corporation has (i) duly approved increasing the number of shares of capital stock that the Corporation has the authority to issue to Five Billion (5,000,000,000), and (ii) increased in some cases and decreased in some cases the number of shares of capital stock of certain series and classes that the Corporation has authority to issue in accordance with Section 2-105(c) of the Maryland General
Corporation Law (the "Reallocation").

	THIRD: Immediately prior to the Reallocation the Corporation had the authority to issue Three
Billion (3,000,000,000) shares of capital stock.
Following the Reallocation, the Corporation has the authority to issue Five Billion (5,000,000,000) shares of capital stock.

	FOURTH:  The par value of shares of the
Corporation's capital stock before the Reallocation was, and after the Reallocation is, One Cent ($0.01) per share.

	FIFTH: Immediately prior to the Reallocation, the aggregate par value of all shares of stock that the Corporation was authorized to issue was Thirty Million
Dollars ($30,000,000). After giving effect to the Reallocation, the aggregate par value of all shares of stock that the Corporation is authorized to issue is Fifty
Million Dollars ($50,000,000).

	SIXTH:  Immediately prior to the
Reallocation, the number of shares allocated among the duly established classes of shares (each hereinafter referred to as a "Class") of the ten (10) series of stock and the aggregate par value of each Class was as follows:

Series Name

Class Name
Number of Shares
Allocated
Aggregate
Par Value
International Growth Fund
Investor
535,000,000
$5,350,000

Institutional
100,000,000
1,000,000

A
150,000,000
1,500,000

C
10,000,000
100,000

R
5,000,000
50,000

R6
20,000,000
200,000




International Discovery Fund
Investor
390,000,000
$3,900,000

Institutional
60,000,000
600,000

A
5,000,000
50,000

C
5,000,000
50,000

R
5,000,000
50,000

Series Name

Class Name
Number of Shares
Allocated
Aggregate
Par Value




Emerging Markets Fund
Investor
350,000,000
$3,500,000

Institutional
30,000,000
300,000

A
15,000,000
150,000

C
5,000,000
50,000

R
5,000,000
50,000

R6
25,000,000
250,000




Global Growth Fund
Investor
200,000,000
$2,000,000

Institutional
35,000,000
350,000

A
35,000,000
350,000

C
10,000,000
100,000

R
5,000,000
50,000

R6
15,000,000
150,000




International Opportunities Fund
Investor
100,000,000
$1,000,000

Institutional
10,000,000
100,000

A
10,000,000
100,000

C
5,000,000
50,000

R
5,000,000
50,000




International Value Fund
Investor
20,000,000
$200,000

Institutional
10,000,000
100,000

A
20,000,000
200,000

C
5,000,000
50,000

R
5,000,000
50,000

R6
10,000,000
100,000




NT Emerging Markets Fund
Institutional
115,000,000
$1,150,000

R6
15,000,000
150,000




NT International Growth Fund
Institutional
260,000,000
$2,600,000

R6
30,000,000
300,000




NT International Value Fund
Investor
85,000,000
$850,000

Institutional
180,000,000
1,800,000

R6
10,000,000
100,000




NT International Small-Mid Cap Fund
Investor
30,000,000
$300,000

Institutional
50,000,000
500,000

R6
10,000,000
100,000


SEVENTH: Pursuant to authority expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation has (a) approved the amendments stated in Article SECOND above and (b) has allocated Five
Billion (5,000,000,000) shares of the Five Billion
(5,000,000,000) shares of authorized capital stock of the Corporation among the ten (10) series of stock of the Corporation and the various Classes of each as follows:

Series Name

Class Name
Number of Shares
Allocated
Aggregate
Par Value
International Growth Fund
Investor
840,000,000
$8,400,000

Institutional
70,000,000
700,000

A
200,000,000
2,000,000

C
30,000,000
300,000

R
25,000,000
250,000

R6
30,000,000
300,000




International Discovery Fund
Investor
400,000,000
$4,000,000

Institutional
40,000,000
400,000

A
30,000,000
300,000

C
20,000,000
200,000

R
20,000,000
200,000




Emerging Markets Fund
Investor
400,000,000
$4,000,000

Institutional
40,000,000
400,000

A
30,000,000
300,000

C
30,000,000
300,000

R
25,000,000
250,000

R6
30,000,000
300,000




Global Growth Fund
Investor
310,000,000
$3,100,000

Institutional
40,000,000
400,000

A
40,000,000
400,000

C
30,000,000
300,000

R
30,000,000
300,000

R6
30,000,000
300,000




International Opportunities Fund
Investor
110,000,000
$1,100,000

Institutional
40,000,000
400,000

A
30,000,000
300,000

C
20,000,000
200,000

R
20,000,000
200,000








Series Name

Class Name
Number of Shares
Allocated
Aggregate
Par Value




International Value Fund
Investor
40,000,000
$400,000

Institutional
40,000,000
400,000

A
30,000,000
300,000

C
30,000,000
300,000

R
20,000,000
200,000

R6
30,000,000
300,000




NT Emerging Markets Fund
Institutional
300,000,000
$3,000,000

R6
40,000,000
400,000




NT International Growth Fund
Institutional
520,000,000
$5,200,000

R6
40,000,000
400,000




NT International Value Fund
Investor
200,000,000
$2,000,000

Institutional
420,000,000
4,200,000

R6
40,000,000
400,000




NT International Small-Mid Cap Fund
Investor
100,000,000
$1,000,000

Institutional
150,000,000
1,500,000

R6
40,000,000
400,000


      EIGHTH: Except as otherwise provided by the express provisions of these Articles of Amendment, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors to serialize, classify or reclassify and issue any unissued shares of any series or class or any unissued shares that have not been allocated to a series or class, and to fix or alter all terms thereof, to the full extent provided by the Articles of Incorporation.

	NINTH: A description of the series and classes of shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions for redemption is set forth in the Articles of Incorporation and is not changed by these Articles of Amendment, except with respect to the creation and/or designation of the various series.

	TENTH:  The Board of Directors of the
Corporation duly adopted resolutions dividing into series and classes the authorized capital stock of the Corporation and allocating shares to each as set forth in these Articles of Amendment.

	ELEVENTH:	  The amendments to the Articles
of Incorporation as set forth above was approved by at least a majority of the entire Board of Directors of the Corporation and were limited to changes expressly authorized by Section 2-105(c)(12) or Section 2-605 of the Maryland General Corporation Law without action by the stockholders.




	IN WITNESS WHEREOF, AMERICAN
CENTURY WORLD MUTUAL FUNDS, INC.  has
caused these Articles of Amendment to be signed and acknowledged in its name and on its behalf by its Senior Vice President and attested to by its Assistant
Secretary on this 11th day of June, 2015.

ATTEST:

AMERICAN CENTURY WORLD MUTUAL FUNDS,
INC.






/s/ Otis H. Cowan

/s/ Charles A. Etherington
Name:
Otis H. Cowan

Name:
Charles A. Etherington
Title
Assistant Secretary

Title:
Senior Vice President




	THE UNDERSIGNED SENIOR VICE
PRESIDENT OF AMERICAN CENTURY
WORLD MUTUAL FUNDS, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, as to all matters or facts required to be verified under oath, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, those matters and facts, are true in all material respects under the penalties of perjury.

Dated:	June 11,
2015

/s/ Charles A. Etherington


Charles A. Etherington,
Senior Vice President